Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

Timing of Certain Awards

Historically, our equity incentive awards have consisted of performance-vested RSUs and time-vested RSUs. As such, we have not formulated any policy or practices with respect to the timing of awards of options in relation to the disclosure of material nonpublic information by the Company.

Award Timing Method	Historically, our equity incentive awards have consisted of performance-vested RSUs and time-vested RSUs. As such, we have not formulated any policy or practices with respect to the timing of awards of options in relation to the disclosure of material nonpublic information by the Company.
Award Timing Predetermined	false
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false